UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2011

BLACK SEA METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51563	98-0374224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 9th Street, Manhattan Beach, California, 90266
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (424) 247-9261

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
On September 15, 2011, Black Sea Metals, Inc. (formerly known as, Texada Ventures Inc., “Black Sea”) entered into an Earn In Agreement (the “Earn In Agreement”), with Anadolun Madencilik Ltd. Sti., a limited company under the provisions of the Turkish Commercial Code (“Anadolun”), under which Black Sea may acquire or earn 95% of Anadolun’s interest in Anadolun’s Karasu Rare Earth Metals Project located in Sakarya Province, Turkey (the “Karasu Property”).  Under the Earn In Agreement, Black Sea and Anadolun agreed, among other things:

(a)	to form Karasu Holdings Ltd. Sti., a limited company incorporated under the laws of the Republic of Turkey (“Karasu Holdco”), to be equally owned by Black Sea and Anadolun;

(b)	Black Sea, Anadolun and Karasu Holdco will enter into the Lease and Operating Agreement; and

(c)
Black Sea will be granted the sole and exclusive right to earn a 95% interest representing a percentage of the Net Value of Minerals mined or extracted, saved and sold or removed for disposal without sale from the Karasu Property (the “Karasu Royalty Interest”), upon satisfaction of certain conditions.

On December 31, 2011, Black Sea, Anadolun and Karasu Holdco entered into the Lease and Operating Agreement (the “Lease Agreement”) and Black Sea and Anadolun amended the Earn In Agreement (“Earn In Agreement Amendment”) to conform with the terms of the Lease Agreement.  Under the terms of the Earn In Agreement Amendment and the Lease Agreement, the parties agreed as follows:

(a)	Anadolun will maintain the License and will lease the Karasu Property and the License, as applicable, to Karasu Holdco;

(b)
Lease is granted for the purpose of exploration, development, mining and mineral exploitation of the Karasu Property for any and all minerals, metals and ores and substances containing minerals or metals, in, upon or underlying the Karasu Property;

(c)
Lease shall be for twenty (20) years from and after the Effective Date of the Lease, and for so long thereafter as Karasu Holdco shall (i) in each year as may be required by law, perform an amount of work on or with respect to the Karasu Property reasonably expected to satisfy the annual assessment work requirement, pay claim maintenance fees; and (ii) implement the Work Program (described below);

(d)	Karasu Holdco shall serve as Operator of the Karasu Property;

(e)
The parties will establish a Project Team to develop and approve an Exploration Budget, Work Plan (detailing exploration, development and work on the Karasu Property) and make decisions related to the Karasu Property;

(f)	Each of Anadolun and Black Sea will have the right to appoint two representatives to the Project Team;

(g)	Karasu Holdco, as Operator, will have certain obligations under the Lease Agreement, including implementing the Work Plan and assisting with establishment of the Exploration Budget;

(h)	Black Sea will fund the Exploration Expenditures as contemplated in the Lease Agreement and as follows:

(A)	$250,000 on or before the first anniversary date of the Closing Date,

(B)	$250,000 on or before the second anniversary date of the Closing Date, and

(C)	$500,000 on or before the third anniversary date of the Closing Date;

(i)
Anadolun shall pay the balance of the required funds in a timely way according to an approved schedule of advances or within the time limits contemplated in the Agreement for the payment of invoices for Exploration Expenditures;

(j)
If Anadolun fails to contribute its portion of the Exploration Expenditures, then Black Sea, shall advance additional funds towards the Exploration Expenditures and such additional advances shall be (a) carried forward to the succeeding period and qualify as Exploration Expenditures for such succeeding period or (b) loan funds to Anadolun to satisfy Anadolun’s obligations to fund Exploration Expenditures (the “Black Sea Loans”). Black Sea may offset payments payable to Anadolun under Cash Payments or Share Issuances under the Earn In Agreement;

(k)
Karasu Holdco reserves for the benefit of Black Sea as a retained interest in the License, the Karasu Royalty Interest, upon payment Cash Consideration ($1,000,000 in aggregate paid $250,000 within 30 days of the Closing Date, $200,000 of which shall be in the form of the Bridge Loan; $250,000 on or before the second anniversary date of the Closing Date, and  $500,000 on or before the third anniversary date of the Closing Date), Share Issuances (6,000,000 shares of common stock paid 2,000,000 common shares (“Shares”) of Black Sea within 10 days of the Closing Date, 2,000,000 Shares on or before the second anniversary date of the Closing Date, and 2,000,000 Shares on or before the third anniversary date of the Closing Date) and Exploration Expenditures, as described in the Earn In Agreement; and

(l)	The Lease Agreement contains dispute resolution provisions.

The parties closed the transactions on January 5, 2011 (the “Closing Date”).

The descriptions of the Earn In Agreement Amendment and the Lease Agreement are qualified in their entirety by copies of the agreements attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.  The description of the Earn In Agreement is qualified in its entirety by the disclosure in Black Sea’s Form 8-K filed on September 15, 2011, and the copy of the agreement attached to thereto as Exhibit 99.1.

Item 2.01  Completion of Acquisition of Assets

On December 31, 2011 Black Sea entered into the Lease Agreement (described in Item 1.01 above) under which it acquired the right to earn a 95% of Anadolun’s interest in Anadolun’s Karasu Rare Earth Metals Project located in Sakarya Province, Turkey (the “Karasu Property”).  Under the terms of the Earn In Agreement, the Earn In Agreement Amendment and the Lease Agreement, Black Sea can earn a 95% interest in the Karasu Property by satisfying the following obligations:

(i)	paying to Anadolun or its designee,

(A)	$250,000 within 30 days of the Closing Date, $200,000 of which shall be in the form of the Bridge Loan previously made to Anadolun,

(B)	$250,000 on or before the second anniversary date of the Closing Date, and

(C)	$500,000 on or before the third anniversary date of the Closing Date;

(ii)	alloting and issuing to Anadolun or its designee, as fully paid and non-assessable:

(A)	2,000,000 common shares (“Shares”) of Black Sea within 10 days of the Closing Date,

(B)	2,000,000 Shares on or before the second anniversary date of the Closing Date, and

(C)	2,000,000 Shares on or before the third anniversary date of the Closing Date; and

(iii)	funding Exploration Expenditures approved by the Project Team (as defined in the Lease Agreement) of $1,000,000 on the Karasu Property under the terms of the Lease Agreement as follows:

(A)	$250,000 on or before the first anniversary date of the Closing Date,

(B)	$250,000 on or before the second anniversary date of the Closing Date, and

(C)	$500,000 on or before the third anniversary date of the Closing Date.

If the Exploration Expenditures exceed the amount required to be incurred within any period, then Black Sea, shall advance additional funds towards the Exploration Expenditures and such additional advances shall be carried forward to the succeeding period and qualify as Exploration Expenditures for such succeeding period. If the Exploration Expenditures incurred are less than the amount required to be incurred within any period, Black Sea will distribute additional funds to account for the deficiency, in the succeeding period.

The descriptions of the Earn In Agreement Amendment and the Lease Agreement are qualified in their entirety by copies of the agreements attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.  The description of the Earn In Agreement is qualified in its entirety by the disclosure in Black Sea’s Form 8-K filed on September 15, 2011, and the copy of the agreement attached to thereto as Exhibit 99.1.

Item 9.01  Exhibits

99.1           Amendment No. 1 to the Earn In Agreement
99.2           Lease and Operating Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK SEA METALS, INC.
January 5, 2011	By: /s/ Alastair Neill Alastair Neill Chief Executive Officer

EXHIBIT INDEX

99.1           Amendment No. 1 to the Earn In Agreement
99.2           Lease and Operating Agreement